UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

Amgen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks California	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(805) 447-1000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value 2.000% Senior Notes Due 2026	AMGN AMGN26	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c).

On August 1, 2023, the Board of Directors (the “Board”) of Amgen Inc. (the “Company”) appointed Matthew C. Busch, age 49, to serve as the Company’s Vice President, Finance and Chief Accounting Officer (“CAO”), effective August 14, 2023. Mr. Busch will be the Company’s principal accounting officer; he will not be an executive officer of the Company. Linda H. Louie, the Company’s current CAO, has served in this role since July 2020, and effective August 14, 2023, as part of the Company’s leadership development activities, Ms. Louie will move to the role of the Company’s Vice President, Finance, with responsibility for corporate financial planning and analysis, and will step down as the Company’s Chief Accounting Officer.

Mr. Busch has served as the Company’s Vice President, Finance since August 2021. From 2020 until August 2021, Mr. Busch served as Executive Director, Finance and, from 2017 until 2020, as Executive Director, Accounting. From 2004 until 2017, Mr. Busch progressed through various positions of increasing responsibility at the Company. He is a Certified Public Accountant and received his Masters of Accountancy degree and Bachelors of Science in Accounting from Brigham Young University.

In connection with the appointment of Mr. Busch as CAO, the Compensation and Management Development Committee of the Board approved Mr. Busch’s compensation in this role, including: (i) annual base salary of $450,000; (ii) an annual bonus target stated as a percentage of base salary of 40%; and (iii) an annual long-term incentive equity award value of $500,000, pursuant to the Company’s standard terms and conditions and subject to Mr. Busch’s continued employment with the Company. Mr. Busch does not have an employment agreement with the Company.

Additional Information

There are no family relationships between Mr. Busch and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: August 3, 2023	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Executive Vice President and General Counsel and Secretary